VARIABLE ANNUITY APPLICATION                                              [METLIFE LOGO]
[PREFERENCE PLUS(R) ACCOUNT] - NON-QUALIFIED & IRA                Metropolitan Life Insurance Company
                                                               [200 Park Avenue, New York, NY 10166-0188]

CONTRACT/CERTIFICATE APPLIED FOR: [[_] Non-Qualified  [_] Traditional IRA  [_] Roth IRA [_] SEP [_] SARSEP [_] SIMPLE IRA]

1. ANNUITANT AND PARTICIPANT(S)


ANNUITANT (ANNUITANT WILL BE THE PARTICIPANT UNLESS PARTICIPANT SECTION IS COMPLETED.)         [_] MetLife Employee

Name (First, Middle Initial, Last)                                                                 Marital Status     Date of Birth
      [John Q. Doe]                                                                                [Married]          [1/2/1954]

Street Address                                                                                     Social Security #
      [123 Main Street]                                                                            [###-##-####]

City, State & ZIP Code                                                                             Occupation
      [Anycity, Anystate 99999]                                                                    [Plumber]

Home Telephone #                                 Work Telephone #                                  Relationship to Participant
      [555-222-1212]                                    [555-222-2121]                             [Sell]

Sex: [X] Male [_] Female Are you retired? [_] Yes [X] No Specify Citizenship: [X] U. S. A. [_] Other  _____________________________

PARTICIPANT - NON-QUALIFIED ONLY (COMPLETE IF THE PARTICIPANT IS DIFFERENT THAN THE ANNUITANT.)

Name (First, Middle Initial, Last) TYPE: [_] Individual [_] Custodian [_] Trustee [_] Corporation  Marital Status     Date of Birth

Street Address                                                                                     Social Security # or Tax I.D.
                                                                                                   # (TIN)

City, State & ZIP Code                                                                             Occupation

Home Telephone #                                 Work Telephone #                                  Relationship to Annuitant


Sex: [_] Male [_] Female Are you retired? [_] Yes [_] No   Specify Citizenship: [_] U. S. A. [_] Other ____________________________

(NOTE: FOR PARTICIPANTS WHO ARE NOT NATURAL PERSONS, THE EARNINGS IN THE CONTRACT ARE GENERALLY CURRENTLY TAXABLE. IF THE PARTICIPANT IS A GRANTOR TRUST, FURNISH THE SOCIAL SECURITY NUMBER OF THE GRANTOR OR THE PERSON WHO IS CONSIDERED THE PARTICIPANT OF THE TRUST FOR FEDERAL INCOME TAX PURPOSES IN THIS SECTION. IF THE PARTICIPANT IS A TRUST, OTHER THAN A GRANTOR TRUST, WE REQUIRE THE TRUST'S TIN. THE EARNINGS IN THE CONTRACT WILL BE TAXABLE TO THE PARTICIPANT EACH YEAR UNLESS THE TRUST HOLDS THE CONTRACT AS AN AGENT FOR AN INDIVIDUAL FOR FEDERAL TAX PURPOSES. IF THE TRUST IS AN AGENT FOR A NATURAL PERSON, ATTACH A STATEMENT SIGNED BY THE TRUSTEE THAT IT IS ACTING AS AN AGENT FOR AN INDIVIDUAL AND THAT ALL THE BENEFICIAL INTEREST IN THE TRUST (BOTH INCOME AND REMAINDER) ARE BEING HELD FOR THE BENEFIT OF AN INDIVIDUAL(S).)

JOINT PARTICIPANT - NON-QUALIFIED ONLY

Name (First, Middle Initial, Last) TYPE: [_] Individual [_] Custodian [_] Trustee [_] Corporation  Marital Status     Date of Birth

Street Address                                                                                     Social Security #

City, State & ZIP Code                                                                             Occupation

Home Telephone #                                 Work Telephone #                                  Relationship to Participant

Sex: [_] Male [_] Female Are you retired? [_] Yes [_] No Specify Citizenship: [_] U. S. A. [_] Other ______________________________

(NOTE: IF TWO PEOPLE ARE NAMED AS JOINT PARTICIPANTS, EITHER PARTICIPANT MAY EXERCISE ANY AND ALL RIGHTS UNDER THE CONTRACT UNLESS THE PARTICIPANT SPECIFIES OTHERWISE IN WRITING.)

                               MetLife Case # (PURR) [_][_][_][_][_][_][_][_][_]

038 PPA (07/12) A                  Page 1                                (07/12)

2. PRIMARY AND CONTINGENT BENEFICIARY(IES)

   Beneficiary Type               Name (First, Middle Initial, Last)      Relationship to Participant      Social Security #
---------------------------   ---------------------------------------     ----------------------------  ----------------------
[X] Primary  [_] Contingent   [Mary J. Doe]                               [Wife]                        [234-56-7890]
[_] Primary  [_] Contingent
[_] Primary  [_] Contingent
[_] Primary  [_] Contingent

(NOTE: TO BE USED TO DETERMINE WHOM WILL BE PAID/ASSUME ALL RIGHTS UNDER THE CONTRACT ON THE PARTICIPANT'S DEATH. THE PARTICIPANT'S ESTATE WILL BE PAID/ASSUME ALL RIGHTS IF NO BENEFICIARY IS NAMED. NOT APPLICABLE TO ANNUITANT'S DEATH IF THE PARTICIPANT AND ANNUITANT ARE DIFFERENT AND THE ANNUITANT PREDECEASES THE PARTICIPANT. PAYMENT/ASSUMPTION WILL BE MADE IN EQUAL SHARES TO THE SURVIVORS UNLESS OTHERWISE SPECIFIED IN WRITING BY THE PARTICIPANT. IF THE PRIMARY BENEFICIARIES PREDECEASE THE PARTICIPANT, THE CONTINGENT BENEFICIARIES WILL BE PAID/ASSUME ALL RIGHTS.)

3. PURCHASE PAYMENT(S)

[(A) TOTAL VALUE OF CHECKS SUBMITTED NOW WITH THIS APPLICATION (MUST TOTAL SUM OF ALL AMOUNTS IN SECTION 3A.)     $ [10,000]

    I irrevocably designate my initial payment/contribution as follows:

    (1)  Non-Qualified Only    Purchase Payment                                                                   $ [10,000]
                               Amount transferred under a 1035 Exchange                                           $


                                                     Prior Tax Year & Amount ($)              Current Tax Year & Amount ($)
    (2) Traditional IRA Only   Purchase Payment
                               Direct transfer from a Traditional IRA, SEP, SARSEP or SIMPLE IRA*                 $
                               Rollover (within 60 days) from a Traditional IRA, SEP, SARSEP or SIMPLE IRA*       $
                               Direct rollover from a tax qualified plan                                          $

                                                     Prior Tax Year & Amount ($)              Current Tax Year & Amount ($)
    (3) Roth IRA Only          Purchase Payment
                               Conversion from a Traditional IRA, SEP, SARSEP or SIMPLE IRA*                      $
                               Direct transfer from another Roth IRA                                              $
                               Rollover (within 60 days) from another Roth IRA                                    $

                                                     Prior Tax Year & Amount ($)              Current Tax Year & Amount ($)
    (4) SEP or SARSEP Only     Employer contribution

                                                     Prior Tax Year & Amount ($)              Current Tax Year & Amount ($)
                               Employee contribution
                               Direct transfer from a Traditional IRA, SEP or SARSEP                              $
                               Rollover (within 60 days) from a Traditional IRA, SEP or SARSEP                    $
                               Direct rollover from a tax qualified plan                                          $

                                                     Prior Tax Year & Amount ($)              Current Tax Year & Amount ($)
    (5) SIMPLE IRA Only        Employer contribution

                                                     Prior Tax Year & Amount ($)              Current Tax Year & Amount ($)
                               Employee contribution
                               Direct transfer from another SIMPLE IRA                                            $
                               Rollover (within 60 days) from another SIMPLE IRA                                  $
                               Date of first contribution to the SIMPLE IRA (Employee Participation Date)              /   /

*SIMPLE IRAs cannot be transferred (Traditional IRA) or converted (Roth IRA) within the first two years of establishing the SIMPLE IRA.

(B) TOTAL FUTURE LUMP SUM PAYMENTS (ESTIMATE TRANSFERS, DIRECT ROLLOVERS, 60-DAY ROLLOVERS, 1035 EXCHANGES, ETC.) $

038 PPA (07/12) A                  Page 2                                (07/12)

(C) FUTURE AUTOMATIC PURCHASE PAYMENTS

   (1) Non-Qualified, Traditional [_] CHECK-O-MATIC (AUTOMATIC CHECKING, SAVINGS WITHDRAWAL)
        IRA or Roth IRA Only          I authorize MetLife to draw checks or share drafts, to issue direction to debit
        (COMPLETE ONE.)               a checking account, or to initiate electronic fund transfer debits each month to pay purchase payments on this annuity. This arrangement will begin on or about the annuity's effective date and will end when I revoke it by written notice to
                                      MetLife, or when MetLife revokes it by written notice to me. I authorize the bank named below to pay and charge to my account: checks, share drafts, electronic fund transfer debits or other account debits made by MetLife under this agreement. I agree that the bank's treatment of any such account debit and the bank's right with respect to it will be the same as if I personally signed or initialed it, and that if it is dishonored for any reason, the bank will not be under any liability. I agree that the bank may treat this arrangement as valid and effective until the bank receives written notice of its revocation or until the bank ends this arrangement.

                                      Amount per Payment ($)     Date of Monthly Payments*      Name of Bank

                                      Printed Name of Depositor (As appears in bank records)    Branch Name (Where account is kept)

                                      Name of Joint Depositor (If applicable)                   Transit # (Located on bottom left
                                                                                                corner of check)

                                      Signature of Depositor (Required)

                                      Attach ONE of the following: [_] Voided Check [_] Share Draft [_] Bank Specifications Sheet

                                      *ACTUAL DATE MAY VARY DUE TO WEEKENDS, HOLIDAYS, ETC.

                                  [_] METROMATIC (AUTOMATIC PAYROLL DEDUCTION)
                                      Automatic payroll deductions must be coordinated with your employer.

                                      Amount per Payment ($)     Payments per Year              Employer Group #

                                      Name of Employer

                                  [_] METLIFE PAYROLL DEDUCTION (AUTOMATIC PAYROLL DEDUCTION FOR METLIFE EMPLOYEES ONLY)
                                      This option is available for Non-Qualified accounts. Include a completed Request for Premium
                                      Payment form with this application.

                                      Amount per Payment ($)      Payments per Year             Employee ID #

                                      Payroll Location: [_] Administrative Office [_] Field Office or Branch Office
                                                                                                    $ Per Payment   Payments per Yr
    (2) SEP, SARSEP & SIMPLE          EmployER anticipated schedule of payments
        IRA Only                      EmployEE anticipated schedule of payments (SARSEP &           $ Per Payment   Payments per Yr]
                                      SIMPLE only)

4.  REPLACEMENT (MUST BE COMPLETED)

(A)  DO YOU HAVE ANY EXISTING INDIVIDUAL LIFE INSURANCE OR ANNUITY CONTRACTS?
     [_] Yes [X] No

(B) WILL THE ANNUITY APPLIED FOR REPLACE OR CHANGE ONE OR MORE EXISTING ANNUITY OR LIFE INSURANCE CONTRACTS? [_] Yes [X] No

     REPLACEMENT INCLUDES ANY SURRENDER, LOAN, WITHDRAWAL, LAPSE, REDUCTION IN OR REDIRECTION OF PAYMENTS ON AN ANNUITY OR LIFE INSURANCE CONTRACT IN CONNECTION WITH THIS APPLICATION.

     IF YES TO EITHER, ENSURE THAT ANY APPLICABLE DISCLOSURE AND REPLACEMENT FORMS ARE ATTACHED.

038 PPA (07/12) A                     Page 3                             (07/12)

5. EMPLOYER INFORMATION (TO BE COMPLETED BY REPRESENTATIVE)

(A) THIS SECTION IS FOR SEP, SARSEP AND SIMPLE IRAS ONLY. CHOOSE THE APPROPRIATE GROUP TYPE.

     [_] EXISTING GROUP: Group # ______________
         Employee ID# (If different from Social Security #): ______________

     [_] NEW GROUP: Name of Plan or Arrangement _____________________________

         (NOTE: FOR NEW GROUPS, PLEASE ATTACH THE APPROPRIATE FORMS. EMPLOYERS CANNOT ESTABLISH NEW SARSEP PLANS AFTER DECEMBER 31, 1996. FOR METLIFE TO SET UP SARSEP FUNDING WITH AN EMPLOYER, THE PLAN MUST HAVE BEEN IN EFFECT PRIOR TO JANUARY 1, 1997.)


6. INVESTMENT OBJECTIVE AND ALLOCATION

(A) DESCRIBE YOUR INVESTMENT OBJECTIVE (CHOOSE ONE.)

[_] Preservation of Capital        [_] Income    [_] Growth & Income   [_] Growth    [_] Aggressive Growth

(B) OPTIONAL AUTOMATED INVESTMENT STRATEGIES (If applicable, choose one.)

[_] EQUITY GENERATOR(R) Each month an amount equal to the interest earned in the Fixed Interest Account is transferred to either:

     SELECT ONE TYPE:     [_] MetLife Stock Index Division   [_] BlackRock Aggressive Growth Division

[_] EQUALIZER(SM) Each quarter amounts are transferred between the Fixed Interest Account and either:

     SELECT ONE TYPE:     [_] MetLife Stock Index Division   [_] BlackRock Aggressive Growth Division

[_] REBALANCER(R) Each quarter amounts are transferred among your current funding choices to bring the percentage of your account balance in each choice back to your original allocation. This strategy will affect 100% of your current and future allocations.

[_] ALLOCATOR(SM) Each month a dollar amount you choose is transferred from the Fixed Interest Account to any of the funding choices you select. (Note:
     Attach a completed Allocator form with your application.)

[_] INDEX SELECTOR(SM) Each quarter MetLife will rebalance the amount in the Index Divisions and the Fixed Interest Account (if applicable) to match the allocation percentages for the model you select. MetLife will allocate 100% of your initial payment and future contributions based on the current allocation for the Index Selector model you choose. The model's current allocation may change at any time (MetLife will notify you of changes). You may change your choice of model at any time. See your Representative for information on the current allocations for each model and for help in determining your Risk Tolerance. (CHOOSE ONE MODEL AND SKIP TO SECTION 7.)

     SELECT ONE MODEL:  [_] Conservative  [_] Conservative to Moderate  [_] Moderate  [_] Moderate to Aggressive  [_] Aggressive

(C) ALLOCATIONS (IF YOU CHOSE INDEX SELECTOR, SKIP TO SECTION 7.) Indicate the percentage of your initial payment to be allocated to each funding choice. Percentages must be in whole numbers. This allocation will apply to future payments unless changed by the Participant. You may change your allocation at any time. (NOTE: TOTAL OF BOTH COLUMNS MUST EQUAL 100%.)

          FUNDING OPTIONS                                                          FUNDING OPTIONS
-------------------------------------------                         -------------------------------------------
Fixed Interest Account                                              Oppenheimer Global Equity
[American Funds Bond Fund                                           BlackRock Aggressive Growth
Barclays Capital Aggregate Bond Index                               Lazard Mid Cap
BlackRock Bond Income                                               Met/Artisan Mid Cap Value
Met/Franklin Low Duration Total Return                              MetLife Mid Cap Stock Index
PIMCO Inflation Protected Bond                                      Morgan Stanley Mid Cap Growth
PIMCO Total Return                                                  Neuberger Berman Mid Cap Value
Western Asset Management U.S. Government                            T. Rowe Price Mid Cap Growth
Western Asset Management Strategic Bond Opportunities               American Funds Global Small Capitalization Fund
Lord Abbett Bond Debenture                                          Invesco Small Cap Growth
American Funds Growth Fund                                          Loomis Sayles Small Cap Core
American Funds Growth-Income Fund                                   Loomis Sayles Small Cap Growth
BlackRock Diversified                                               Neuberger Berman Genesis
BlackRock Large Cap Core                                            Russell 2000(R)  Index
BlackRock Large Cap Value                                           T. Rowe Price Small Cap Growth
BlackRock Legacy Large Cap Growth                                   Clarion Global Real Estate
Davis Venture Value                                                 RCM Technology
FI Value Leaders                                                PORTFOLIO'S THAT INVEST IN EXCHANGE TRADED FUNDS
Janus Forty                                                         [SSgA Growth and Income ETF
Jennison Growth                                                     SSgA Growth ETF]
Legg Mason ClearBridge Aggressive Growth                                MSF ASSET ALLOCATION PORTFOLIOS
Met/Franklin Income                                                 [MetLife Conservative Allocation
Met/Franklin Mutual Shares                                          MetLife Conservative to Moderate Allocation
MetLife Stock Index                                                 MetLife Moderate Allocation
MFS(R) Total Return                                                 MetLife Moderate to Aggressive Allocation]
MFS(R)  Value                                                           MIST ASSET ALLOCATION PORTFOLIOS
Oppenheimer Captial Appreciation                                    [American Funds(R) Moderate Allocation Portfolio
T. Rowe Price Large Cap Growth                                      American Funds(R) Balanced Allocation Portfolio
Artio International Stock                                           American Funds(R) Growth Allocation Portfolio
Harris Oakmark International                                        MetLife Aggressive Strategy Portfolio]
Met/Templeton Growth                                                            MIST FUND OF FUNDS
MFS(R)  Research International                                      [Met/Franklin Templeton Founding Strategy]
Morgan Stanley EAFE(R)  Index                                       TOTAL OF BOTH COLUMNS MUST EQUAL 100%.

038 PPA (07/12) A                  Page 4                                (07/12)

7. FINANCIAL DISCLOSURE

NOTE: AGGREGATE FOR JOINT ACCOUNTS AS APPROPRIATE.

(1) Sum of Estimated Annual Income $________________________
    (NOTE: CONSULT IRC 408A FOR INCOME LIMITS WHEN CONTRIBUTING TO A TRADITIONAL IRA, ROTH IRA OR CONVERTING FROM A TRADITIONAL IRA TO A ROTH
    IRA)

(2) Sum of Annual Expenses: (recurring) $________________________
    (NOTE: INCLUDE IN ANNUAL EXPENSES AMOUNTS SUCH AS RENT, MORTGAGE, LONG-TERM DEBTS, UTILITIES, ALIMONY OR CHILD SUPPORT, ETC.)

(3)  Sum of Estimated Liquid Net Worth $______________________
     (NOTE: INCLUDE IN LIQUID NET WORTH THE AMOUNT OF THIS INVESTMENT, CASH (INCLUDING CHECKING, SAVINGS, ETC.), AND ASSETS THAT CAN BE TURNED INTO CASH QUICKLY AND EASILY. EXCLUDE PERSONAL PROPERTY, PERSONAL RESIDENCE, REAL ESTATE, BUSINESS EQUITY, HOME FURNISHINGS, AUTOS AND ASSETS SUBJECT TO SUBSTANTIAL PENALTIES/SALES CHARGES.)

(4) Sum of Special Expenses (future, non-recurring) $______________________ TIMEFRAME FOR SPECIAL EXPENSES: WITHIN _____ YEARS.
     (NOTE: INCLUDE IN SPECIAL EXPENSES AMOUNTS SUCH AS HOME PURCHASE/ REMODELING, CAR PURCHASE OR REPAIRS, EDUCATION, MEDICAL EXPENSES, ETC. If NO AMOUNT IS PROVIDED, IT WILL BE ASSUMED THAT YOU HAVE NO SPECIAL EXPENSES)

(5) Total Existing Assets - what is the total value of all your existing assets including investments, real estate, bank accounts, and personal property.

     [_] $0 - $500,000
     [_] $500,000 - $1,000,000
     [_] $1,000,000 - $5,000,000
     [_] $5,000,000 +

(6) What is the total face value of all existing life insurance holdings? $________________________

(7) Tax Bracket ________________________%

(8) Is the SOURCE of funds a MetLife or MetLife Securities, Inc. policy, account or contract? [_] Yes [_] No

(9) Tax Market of funds used to purchase this annuity (if applicable, choose all that apply)

     [_] Non-Qualified   [_] SEP        [_] 401(a)     [_] 403(b)        [_] Traditional IRA   [_] SARSEP
     [_] 401(k)          [_] 403(b)(7)  [_] Roth IRA   [_] SIMPLE IRA    [_] 403(a)            [_] KEOGH     [_] Other

(10) Prior Investment Experience and Current Holdings (Choose all that apply and provide years of experience and current value, if any. Please aggregate for joint accounts. A blank dollar value will be assumed to be $0)

     [_] Annuities ______________________ years, $ _____   [_] Bonds ___________________________ years, $ _______
     [_] Certificate of Deposit (CD) ____ years, $ _____   [_] Exchange Traded Funds/Notes _____ years, $ _______
     [_] General/Ltd. Partnerships ______ years, $ _____   [_] Hedge Funds _____________________ years, $ _______
     [_] Life Insurance (cash value) ____ years, $ _____   [_] Margin  Experience ______________ years, $ _______
     [_] Money Market ___________________ years, $ _____   [_] Mutual Funds ____________________ years, $ _______
     [_] Options ________________________ years, $ _____   [_] Private Placement _______________ years, $ _______
     [_] Reverse Mortgage _______________ years, $ _____   [_] Stocks __________________________ years, $ _______
     [_] Unit Investment Trusts _________ years, $ _____   [_] Other (specify) _________________ years, $ _______
     [_] None

(11) How many years remain before you plan to take a significant disbursement from this account? (Significant should be defined as more than 10% of the account balance in any year.)
     [_] less than 5 years
     [_] 5 to 9 years
     [_] 10 or more years

(12) Do you anticipate making a withdrawal, other than pursuant to a systematic withdrawal plan, before you attain age 59 1/2?
     [_] Yes [_] No

038 PPA (07/12) A                  Page 5                               (07/12)

(13) Was Asset Allocation Questionnaire/Worksheet used? [_] Yes [_] No
     If yes, what was the client's overall risk tolerance resulting from asset allocation questionnaire?
     [_] Conservative
     [_] Conservative to Moderate
     [_] Moderate
     [_] Moderate to Aggressive
     [_] Aggressive

(14) Describe risk tolerance applicable to this contract. (How would you categorize yourself as an investor?)
     (Choose one.)
     [_] Conservative - Generally wants minimal risk by limiting exposure to high-risk investments while still seeking some growth

     [_] Conservative to Moderate - Generally can tolerate some moderate risk in a portion of your investment while allocating a significant amount of your investment in lower risk options

     [_] Moderate - Generally can tolerate some short-term market volatility by balancing higher risk options with lower risk options

     [_] Moderate to Aggressive - Generally comfortable with market volatility in short term but seeks to soften the sharp swings in market value with some lower risk options

     [_] Aggressive - Generally not concerned with extreme price fluctuations in the market and seeks highest growth potential

(15) Describe the Participant's investment objective of this contract

     [_] Preservation of Capital - seeks income and stability, with minimal risk

     [_] Income - seeks current income over time

     [_] Growth & Income - seeks capital appreciation over long term combined with current dividend income

     [_] Growth - seeks capital appreciation over long term

     [_] Aggressive Growth - seeks maximum capital appreciation over time by investing in speculative and/or high risk securities

(16) Number of Dependent(s) ________ Age(s) ___________________
     (INCLUDES SPOUSE, CHILDREN OR OTHER PERSONS LIVING WITH YOU THAT YOU
     SUPPORT)

(17) Who is the Participant's Employer? (SEP/SIRA only) _____________________

(18) Is the Proposed Participant a member of the military services or a dependent of a member of the military services?
     [_] Yes [_] No

     If "Yes", please leave the IMPORTANT INFORMATION FOR MEMBERS OF THE MILITARY SERVICES AND THEIR DEPENDENTS with the Proposed Participant.

(19) Purpose of Annuity Contract: (Choose one.)
     [_] Income - Primary purpose is to satisfy income needs in the future through annuitization or withdrawals.
     [_] Estate Planning - Primary purpose is to transfer wealth to beneficiaries upon death.
     [_] Wealth Accumulation - Primary purpose is long term accumulation of value without express desire for "retirement income" or "estate planning".
     [_] Retirement Planning - Primary purpose is long term accumulation of value specifically to meet or supplement income needs upon retirement.
     [_] Other ____________


(20) What is the Participant's citizenship?   [_] USA or   [_] Other ____________
     If "Other" selected above, please answer the following:
     Does the Participant reside in the United States?                    [_] Yes [_] No
     Does the Participant work in the United States?                      [_] Yes [_] No
     Does the Participant own a home or property in the United States?    [_] Yes [_] No
     Does the Participant own a business in the United States?            [_] Yes [_] No
     Does the Participant have a United States bank account?              [_] Yes [_] No
     Does Participant have any known ties to a foreign political official
     (immediate family, in-law, former spouse, or close associate)?       [_] Yes [_] No

(21) Are Participant(s) or an immediate family member associated with a
     FINRA member firm?                                                   [_] Yes [_] No

038 PPA (07/12) A                     Page 6                             (07/12)

8. SIGNATURE(S)

(A)   NOTICE TO APPLICANT(S)

      [MASSACHUSETTS RESIDENTS ONLY: The variable annuity for which you are making this application gives us the right to restrict or discontinue allocations of purchase payments to the Fixed Account and reallocation from the Investment Divisions to the Fixed Account. This discontinuance right may be exercised for reasons which include but are not limited to our ability to support the minimum guaranteed interest rate of the Fixed Account when the yields on our Investments would not be sufficient to do so. This discontinuance will not be exercised in an unfairly discriminatory manner. The prospectus also contains additional information about our right to restrict access to the Fixed Account in the future. BY SIGNING THIS APPLICATION, I ACKNOWLEDGE THAT I HAVE RECEIVED, READ AND UNDERSTOOD THE STATEMENTS IN THIS APPLICATION AND IN THE PROSPECTUS THAT THE FIXED ACCOUNT MAY NOT BE AVAILABLE AT SOME POINT DURING THE LIFE OF THE CONTRACT INCLUDING POSSIBLY WHEN THIS CONTRACT IS ISSUED.

      PENNSYLVANIA RESIDENTS ONLY: ANNUITY PAYMENTS OR SURRENDER VALUES, WHEN BASED UPON THE INVESTMENT EXPERIENCE OF A SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO A FIXED DOLLAR AMOUNT.

      ARKANSAS, LOUISIANA, RHODE ISLAND AND WEST VIRGINIA RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

      DISTRICT OF COLUMBIA RESIDENTS ONLY: WARNING: It is a crime to provide false or misleading information to an insurer for the purpose of defrauding the insurer or any other person. Penalties include imprisonment and/or fines. In addition, an insurer may deny insurance benefits if false information materially related to a claim was provided by the applicant.

      FLORIDA RESIDENTS ONLY: Any person who knowingly and with intent to injure, defraud, or deceive any insurer files a statement of claim or an application containing any false, incomplete, or misleading information is guilty of a felony of the third degree.

      KENTUCKY RESIDENTS ONLY: Any person who knowingly and with the intent to defraud any insurance company or other person files an application for insurance containing any materially false information or conceals, for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime.

      MAINE, TENNESSEE, VIRGINIA AND WASHINGTON RESIDENTS ONLY: IT IS A CRIME TO KNOWINGLY PROVIDE FALSE, INCOMPLETE OR MISLEADING INFORMATION TO AN INSURANCE COMPANY FOR THE PURPOSE OF DEFRAUDING THE COMPANY. PENALTIES INCLUDE IMPRISONMENT, FINES AND DENIAL OF INSURANCE BENEFITS.

      MARYLAND RESIDENTS ONLY: Any person who knowingly and willfully presents a false or fraudulent claim for payment of a loss or benefit or who knowingly and willfully presents false information in an application for insurance is guilty of a crime and may be subject to fines and confinement in prison.

      NEW JERSEY RESIDENTS ONLY: Any person who includes any false or misleading information on an application for an insurance policy is subject to criminal and civil penalties.

      NEW MEXICO RESIDENTS ONLY: Any person who knowingly presents a false or fraudulent claim for payment of a loss or benefit or knowingly presents false information in an application for insurance is guilty of crime and may be subject to civil fines and criminal penalties.

      OHIO RESIDENTS ONLY: A person who, with intent to defraud or knowing that he is facilitating a fraud against an insurer, submits an application or files a claim containing false or deceptive statement is guilty of insurance fraud.

      PENNSYLVANIA RESIDENTS ONLY: Any person who knowingly and with intent to defraud any insurance company or other person files an application for insurance or statement of claim containing any materially false information or conceals for the purpose of misleading, information concerning any fact material thereto commits a fraudulent insurance act, which is a crime and subjects such person to criminal and civil penalties.]

(B)  SIGNATURES

      If the Participant is a corporation, partnership or trust, print the name of the Participant and have one or more officers, partners or trustees sign. Earnings in this contract may be taxable annually to the Participant. (CONSULT YOUR TAX ADVISOR.)

      I hereby represent my answers to the above questions to be correct and true to the best of my knowledge and belief. I have received MetLife's Notice of Privacy Policies and Practices, the current prospectus for the Preference Plus Account, and all required fund prospectuses. I UNDERSTAND THAT ALL VALUES PROVIDED BY THE CONTRACT/CERTIFICATE BEING APPLIED FOR, WHICH ARE BASED ON THE INVESTMENT EXPERIENCE OF THE SEPARATE ACCOUNT, ARE VARIABLE AND ARE NOT GUARANTEED AS TO THE AMOUNT. I understand that there is no additional tax benefit obtained by funding an IRA with a variable annuity.

      I have received "Making an Informed Decision," MetLife's disclosure form describing the features of deferred variable annuities, and have been informed of these features and the other information disclosed in the form regardig my proposed annuity purchase.

      I understand that I should notify Metropolitan Life Insurance Company if any information contained in this application should change.


038 PPA (07/12) A                    Page 7                              (07/12)

Checks must only be made payable to the applicable company noted on your application or statements. Any check made payable to the Broker-Dealer, a Registered Representative, a Registered Representative's business entity, or left blank, will be returned to you as it cannot be processed.

LOCATION WHERE THE APPLICATION IS SIGNED _______________________
                                         City & State

[/s/ John Q . Doe]
___________________________________________________________      ____________
Signature of Annuitant                                           Date

___________________________________________________________      ____________
Signature of Participant (If different than Annuitant)           Date

___________________________________________________________      ____________
Signature of Joint Participant                                   Date

9. REPRESENTATIVE INFORMATION

(A) DOES THE PARTICIPANT HAVE EXISTING LIFE INSURANCE POLICIES OR ANNUITY CONTRACTS? [_] Yes [X] No

(B) DO YOU HAVE REASON TO BELIEVE THAT THE REPLACEMENT OR CHANGE OF ANY EXISTING LIFE INSURANCE POLICIES AND ANNUITY CONTRACTS MAY BE INVOLVED?
     [_] Yes [_] No

(C)  WAS AN ASSET ALLOCATION QUESTIONNAIRE USED IN CONNECTION WITH THIS SALE?

     [_] Yes (If "Yes", attach the completed Asset Allocation Questionnaire to this application.) [X] No

(D)  HOW WAS THIS SALE INITIATED? (Choose one.)

     [_] Mailer [_] Referral [_] Assigned  [X] Personal Reference  [_] Trade Show  [_] Seminar  [_] Internet  [_] Other __________

(E)  STATEMENT OF REPRESENTATIVE
     I personally saw the Proposed Participant when the application was written and each question was asked and answered as recorded. All answers are correct to the best of my knowledge. I have provided the Proposed Participant with MetLife's Notice of Privacy Policies and Practices, prior to or at the time he/she completed the application form. I have also delivered a current Preference Plus Account prospectus, and all required fund prospectuses; and reviewed the financial situation of the Proposed Participant as disclosed, and believe that a multifunded annuity contract would be suitable. I am properly licensed in the state where the Proposed Participant signed this application.

     .  All answers are correct to the best of my knowledge.

     . I have provided the Participant with MetLife's Notice of Privacy Policies and Practices, prior to or at the time he/she completed the enrollment form.

     . I am properly FINRA registered and licensed in the state where the Participant signed this application.

     . I have delivered the Producer Compensation Disclosure form (only applicable for business sold by MetLife, NEF, MLR and P&C producers).

     . In each case where MetLife is sponsored or endorsed by an association (or pays such association for marketing/communications support or for participating in association events), and I am enrolling or selling to an employee of such association (or to an employee whose employer is a member of such association), I have provided the employee with the approved Member Access and Communications Disclosure form specific for such case.

     . I have delivered to the Proposed Participant "Making an Informed Decision," MetLife's disclosure form describing the features of deferred variable annuities.

     . Based on information available from the Participant, I believe this enrollment is appropriate and suitable.

[   ]                                                       [8/8/12]
______________________________________                    ____________
Signature of Representative                               Date

Printed Representative Name (First, Middle Initial, Last)                 State License I. D. #
                        [Richard Roe]                                          [1234]
[_] District Agency Index # OR  [_] Social Security # (Required)           Representative Agency Telephone #
                                                                               [555-333-3333]

                                             Metropolitan Life Insurance Company
                                                              New York, New York
038 PPA (07/12) A                    Page 8                              (07/12)